                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            S.Y. BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                 S.Y. BANCORP, INC.
                               1040 EAST MAIN STREET
                            LOUISVILLE, KENTUCKY  40206
                                   (502) 582-2571
                                    ____________

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                    ____________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of S.Y. BANCORP, INC. ("Bancorp") will be held on Tuesday, April 20, 1999, at 10:00 a.m., at Stock Yards Bank & Trust Company's Exchange Building dining room, 1048 East Main Street, Louisville, Kentucky 40206, for the following purposes:

     1. ELECTION OF DIRECTORS. To approve the action of the Board of Directors fixing the number of directors at fifteen (15) and to elect four (4) nominees as directors, each named in the accompanying Proxy Statement.

     2. APPROVAL OF AMENDMENTS TO 1995 STOCK INCENTIVE PLAN. To approve proposed amendments to the 1995 Stock Incentive Plan to reserve an additional 400,000 shares of Common Stock for issuance under the Plan and to change certain provisions of the Plan relating to Change in Control.

     3. OTHER BUSINESS. To consider and act upon such other matters as may properly be brought before the Annual Meeting or any adjournment thereof.

     Information regarding the matters to be acted upon at the meeting is contained in the Proxy Statement accompanying this Notice.

     Only those holders of Bancorp Common Stock of record at the close of business on March 5, 1999, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     We hope you will be represented at the meeting. Please sign and return the enclosed proxy card in the accompanying envelope as promptly as possible, whether or not you expect to be present in person. Your vote is important. The Board of Directors of Bancorp appreciates the cooperation of shareholders in directing proxies to vote at the meeting.




Louisville, Kentucky                 By Order Of The Board Of Directors
March 17, 1999

                                     /s/ David H. Brooks

                                     David H. Brooks
                                     Chairman and Chief Executive Officer


                               YOUR VOTE IS IMPORTANT
                     PLEASE DATE, SIGN, AND PROMPTLY RETURN THE
             ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.

                                  TABLE OF CONTENTS

                                         Page

General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . .     1

Relationship of Bancorp and the Bank . . . . . . . . . . . . . . . . . .     2

Voting at the Annual Meeting  . . .  . . . . . . . . . . . . . . . . . .     2

Principal Holders of Bancorp Common Stock  . . . . . . . . . . . . . . .     3

Election of Directors  . . . . . . . . . . . . . . . . . . . . . . . . .     4

Meetings and Committees of the Board . . . . . . . . . . . . . . . . . .     8

Section 16(a) Beneficial Ownership Reporting Compliance .  . . . . . . .     8

Report of Compensation Committee on Executive Compensation  . . . . . . .    9

Compensation of Executive Officers and Directors  . . . . . . . . . . . .   10

Transactions With Management and Others  . . . . . . . . . . .. . . . . .   15

Approval of Amendments to 1995 Stock Incentive Plan . . . . . . . . . . .   15

Information Concerning Independent Public Accountants . . . . . . . . . .   19

Submission of Shareholder Proposals  . . . . . . . . . . . . .  . . . . .   20

Other Matters   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20





                             ANNUAL REPORT ON FORM 10-K


A COPY OF S.Y. BANCORP, INC.'S 1998 ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, WILL BE PROVIDED WITHOUT CHARGE WITHIN ONE BUSINESS DAY FOLLOWING RECEIPT OF A WRITTEN OR ORAL REQUEST DIRECTED TO: NANCY B. DAVIS, EXECUTIVE VICE PRESIDENT, TREASURER AND CHIEF FINANCIAL OFFICER, S.Y. BANCORP, INC., P.O. BOX 32890, LOUISVILLE, KENTUCKY 40232, (502) 625-9176. A COPY OF THE FORM 10-K MAY ALSO BE OBTAINED AT THE SEC'S INTERNET SITE, HTTP://WWW.SEC.GOV.

                                  S.Y. BANCORP, INC.
                                1040 EAST MAIN STREET
                             LOUISVILLE, KENTUCKY  40206
                                  (502) 582-2571

                                   PROXY STATEMENT
                            ANNUAL MEETING OF SHAREHOLDERS
                                    APRIL 20, 1999


                                       GENERAL

     This Proxy Statement is furnished to the shareholders of S.Y. BANCORP, INC. ("Bancorp") in connection with the solicitation of proxies by Bancorp's Board of Directors for use at the Annual Meeting of Shareholders (the "Annual Meeting")to be held on Tuesday, April 20, 1999, at 10:00 a.m., local time, at Stock Yards Bank & Trust Company's Exchange Building dining room, 1048 East Main Street, Louisville, Kentucky 40206. The approximate date on which this Proxy Statement and the accompanying proxy are first being sent or given to shareholders is March 17, 1999. The mailing address of Bancorp's principal executive offices is P.O. Box 32890, Louisville, Kentucky 40232-2890.

     Only shareholders of record at the close of business on March 5, 1999, are entitled to notice of and to vote at the Annual Meeting.

     Any valid and unrevoked proxy will be voted as specified in the proxy. If a shareholder does not specify otherwise, the shares represented by the shareholder's proxy will be voted (a) FOR approval of the action of the Board of Directors fixing the number of directors at fifteen (15) and FOR election of the persons named in this Proxy Statement as directors of Bancorp, in accordance with the terms and conditions set forth in this Proxy Statement;
(b) FOR approval of the proposed amendments to the 1995 Stock Incentive Plan to reserve an additional 400,000 shares of Common Stock for issuance under the Plan and to change certain provisions of the Plan relating to Change in Control; and (c) in their discretion, on any other matters that may properly come before the Annual Meeting, or any adjournment thereof, including matters incident to its conduct.

     All expenses of preparing, printing, mailing, and delivering the proxy and all materials used in the solicitation thereof will be borne by Bancorp. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telefax by directors and officers of Bancorp, none of whom will receive additional compensation for such services. Bancorp has also requested brokerage houses, custodians, and nominees to forward soliciting materials to the beneficial owners of Bancorp's Common Stock, held of record by them and will pay the reasonable expenses of such persons for forwarding such materials.

     Proxies may be revoked at any time before the taking of the vote at the Annual Meeting by written notice of revocation to the Secretary of Bancorp, by delivery of a later dated proxy or by voting in person at the meeting. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless the shareholder so attending so notifies the Secretary in writing prior to voting of the proxy.

                         RELATIONSHIP OF BANCORP AND THE BANK

     Bancorp is a bank holding company within the meaning of the Bank Holding Company Act of 1956 and pursuant to that act is registered with the Board of Governors of the Federal Reserve System. Bancorp has one subsidiary. Stock Yards Bank & Trust Company ("the Bank") is wholly owned by Bancorp and engaged in the business of commercial banking. See "MEETINGS AND COMMITTEES OF THE BOARD".

                             VOTING AT THE ANNUAL MEETING

     On March 5, 1999, the record date for the Annual Meeting fixed by Bancorp's Board of Directors, there were issued and outstanding, and entitled to vote at the Annual Meeting, 6,645,562 shares of Bancorp Common Stock. Bancorp has no class of stock other than Common Stock. The holders of a majority of the total shares of Bancorp Common Stock issued and outstanding and entitled to vote, whether present in person or by proxy, will constitute
a quorum for the transaction of business at the Annual Meeting.   See note
(3) to the tabulation under the heading, "PRINCIPAL HOLDERS OF BANCORP COMMON STOCK," for a discussion of shares held by the Bank in fiduciary capacities.


     Each share of Bancorp Common Stock is entitled to one vote on all matters presented to the shareholders with the exception of the election of directors. In the election of directors, Kentucky's Constitution mandates that shareholders have cumulative voting rights. Under cumulative voting rights, each shareholder is entitled to cast as many votes in the aggregate as equal the number of shares of Bancorp Common Stock owned by him or her multiplied by the number of directors to be elected. Each shareholder, or his or her proxy, may cast all of his or her votes (as thus determined) for a single nominee for director or may distribute them among two or more nominees, in the shareholder's discretion.

     Approval of the proposed amendments to the 1995 Stock Incentive Plan (Item 2 on the accompanying proxy) requires the affirmative vote of the holders of a majority of the outstanding shares of Bancorp's Common Stock present or represented at the Annual Meeting and entitled to vote on the proposal. Directors will be elected by a plurality of the total votes cast at the Annual Meeting. Assuming four directors are to be elected, a plurality means that the four nominees receiving the highest number of votes will be deemed elected.

     Votes cast in person or by proxy at the Annual Meeting will be tabulated by the judges appointed for the meeting, who will conduct the voting and certify the results. The judges will also determine whether or not a quorum is present at the meeting. A shareholder entitled to vote for the election of directors may withhold authority to vote for all nominees for directors or may withhold authority to vote for certain nominees for directors. A shareholder may also abstain from voting on the proposals to fix the number of directors and amend the 1995 Stock Incentive Plan. Votes withheld from the election of any nominee for director and abstentions from any other proposal will be treated by the judges as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted in the number of votes cast for or against any matter.
If a broker does not receive voting instructions from the beneficial owner of shares on a particular matter and indicates on the proxy that it does not have discretionary authority to vote on that matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                      PRINCIPAL HOLDERS OF BANCORP COMMON STOCK

     At February 26, 1999, Bancorp had 6,645,562 shares of Bancorp Common Stock issued and outstanding held by 722 shareholders of record. The following tabulation shows the amount and percent of Bancorp Common Stock owned beneficially at February 26, 1999, by those persons known by Bancorp to own, or be deemed to own, beneficially five percent (5%) or more of such stock. The tabulation also shows the beneficial ownership of Bancorp Common Stock by all directors, executive officers and employees of Bancorp and the Bank at February 26, 1999. Unless otherwise noted, the sole voting and investment power with respect to such stock is held by the beneficial owner named. For a tabulation of the beneficial ownership of Bancorp Common Stock by individual directors of Bancorp and nominees for election as directors of Bancorp at the Annual Meeting, see "ELECTION OF DIRECTORS."


                                             AMOUNT AND NATURE             PERCENT OF
         NAME AND ADDRESS                      OF BENEFICIAL             BANCORP COMMON
         OF BENEFICIAL OWNER                    OWNERSHIP(1)               STOCK(1)(2)
        --------------------                 ------------------        -----------------
Stock Yards Bank & Trust Company                  631,566(3)                   9.53%
1040 East Main Street
Louisville, Kentucky 40206

Directors and executive officers of               932,325                     13.64%
Bancorp as a group (17 persons)(4)(5)

Directors, executive officers, and              1,158,856(6)                  16.95%
employees of Bancorp and the Bank
as a group (185 persons)(4)(5)

Notes:

(1)  As of February 26, 1999.

(2) Shares of Bancorp Common Stock subject to currently exercisable options under Bancorp's Stock Option Plan are deemed outstanding for computing the percentage of Bancorp Common Stock of the person holding such options but are not deemed outstanding for computing the percentage of Bancorp Common Stock of any other person.

(3) Held by the Bank as agent, trustee, personal representative and in other fiduciary capacities, including 76,642 shares and 12,664 shares held as Trustee under the Bank's Employee Stock Ownership Plan (the "ESOP") and 401(k) plan, respectively. As to 72,162 shares held in the ESOP and 9,549 held in the 401(k) plan, participants direct the Bank, as Trustee, to vote the vested portion of the participant's account balance attributable to Bancorp Common Stock. The other 4,480 shares held by the Bank as Trustee under the ESOP (together with any shares for which no directions are received from participants in the ESOP) and 3,115 shares held by the Bank as Trustee under the 401(k) plan (together with any shares for which no directions are received from participants in the 401(k)) may then be voted in the same proportions as the directions given to the Bank, as Trustee, by the respective participants.

(4) "Executive Officer" means the chairman, president, any vice president in charge of a principal business unit, division or function, or other officer who performs a policy making function or any other person who performs similar policy making functions and is so designated by the Board of Directors.
3

(5) For a description of the voting and investment power with respect to the shares beneficially owned by the thirteen directors and nominees for election as directors of Bancorp, see the table under the heading, "ELECTION OF DIRECTORS."

(6) The shares held by the group, include 88,426 shares held by nonexecutive officers and employees of the Bank. In addition, 73,344 shares are subject to currently exercisable stock options and 64,761 shares are held by present employees of the Bank in their ESOP and 401(k) accounts at December 31, 1998, with sole voting power and no current investment power. Bancorp has not undertaken the expense and effort of compiling the number of shares certain officers and employees of the Bank may hold other than directly in their own name.

                           ITEM 1.   ELECTION OF DIRECTORS

     The Articles of Incorporation and Bylaws of Bancorp provide that the Board of Directors shall be composed of not less than nine (9) nor more than twenty-five (25) members. The bylaws provide that the exact number of members shall be fixed each year by the Board of Directors prior to the giving of notice of the Annual Meeting, subject to any later resolution adopted by the shareholders at the Annual Meeting. At its February 9, 1999 meeting, the Board of Directors fixed the number of directors at fifteen
(15). The Board of Directors has recommended that the number of directors constituting the Board be fixed at fifteen for the ensuing year, subject to the approval of shareholders at the annual meeting. Assuming four directors are to be elected, there will be thirteen (13) individuals serving on the Board as of the date of the 1999 Annual Meeting.

     Bancorp's Articles of Incorporation direct the Board of Directors to be classified into three classes of directors of as nearly equal size as possible with only one class of directors being elected each year. Accordingly, at the 1999 Annual Meeting, four Directors are to be elected to hold office for three-year terms, or until their successors are elected and qualified. Unless otherwise instructed, it is intended that the shares represented by the enclosed proxy will be voted for the election of the nominees named below. Proxies may not be voted for a greater number of persons than the number of nominees named below.

     At the Annual Meeting, a resolution will be submitted approving the action of the Board of Directors fixing the number of directors at fifteen (15), and, if such resolution is adopted, the four persons named in the following table will be nominated on behalf of the Board of Directors for election as directors of Bancorp. The affirmative vote of a majority of the shares of Bancorp Common Stock represented at the Annual Meeting in person or by proxy will be required for approval of the resolution fixing the number of directors.

     In the event (1) any person or persons other than the following nominees are nominated as directors, or (2) the number of directors to be elected shall be less or more than four, the proxies named in the enclosed proxy, or their substitutes, shall have the right in their discretion to vote for some number less or more than all the nominees or for less or more than all of the aforesaid nominees. In the event any of the nominees becomes unwilling or unable to accept nomination or election, the said proxies shall have the right to vote for any substitute nominee in place of the nominee who has become unwilling or unable to accept nomination or election. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve as a director.

     All of the nominees and continuing directors of Bancorp are currently serving as directors of the Bank and were elected to that position on April 22, 1998, by the written consent of Bancorp, the sole shareholder of the Bank. It is anticipated that, if elected as directors of Bancorp at the Annual Meeting, Bancorp, as the sole shareholder of the Bank, will, by written consent, elect the following nominees and continuing directors of Bancorp as directors of the Bank to serve a one year term.

     There are no arrangements or understandings regarding the selection or election of any of the following nominees as directors of Bancorp. All nominations for membership on the Board of Directors of Bancorp originated with the Board of Directors.


                                                                          BANCORP COMMON STOCK
  NAME, AGE, AND                                                            BENEFICIALLY OWNED
  YEAR FIRST BECAME            PRINCIPAL OCCUPATION;                       AT FEBRUARY 26, 1999
  DIRECTOR (1)               CERTAIN DIRECTORSHIPS(2)(3)               AMOUNT(4)(5)      % OF CLASS
--------------------         ---------------------------              --------------     -----------

NOMINEES TO SERVE A THREE YEAR TERM EXPIRING 2002

Charles R. Edinger, III       Vice President,                           110,483(7)             1.66%
Age 49                        J. Edinger & Son, Inc.
Director since 1984

David P. Heintzman            President, S.Y. Bancorp, Inc.              66,050(9)               (6)
Age 39                        and Stock Yards Bank & Trust
Director since 1992           Company(8)

Norman Tasman                 President, Secretary and                  120,328(11)            1.81%
Age 47                        Treasurer, Tasman Industries, Inc.;
Director since 1995(10)       President, Tasman Hide
                              Processing, Inc.

Kathy C. Thompson             Executive Vice President and               34,098(14)              (6)
Age 37                        Secretary, S.Y. Bancorp, Inc.;
Director since 1994 (12)      Executive Vice President,
                              Stock Yards Bank & Trust
                              Company(13)

CONTINUING DIRECTORS - TERM EXPIRING 2001

David H. Brooks               Chairman and Chief                         87,090(16)            1.30%
Age 56                        Executive Officer, S.Y.
Director since 1985           Bancorp, Inc. and Stock
                              Yards Bank & Trust Company(15)

Carl T. Fischer, Jr.          Farmer and                                 62,464(17)              (6)
Age 65                        Horse Breeder
Director since 1980

Stanley A. Gall, M.D.         Professor and Chairman,                     4,390                  (6)
Age 62                        Department of Obstetrics
Director since 1994 (18)      and Gynecology,
                              University of Louisville

Henry A. Meyer                President, Henry                           94,388(19)            1.42%
Age 68                        Fruechtenicht Co., Inc.;
Director since 1966           Vice Chairman,
                              S.Y. Bancorp, Inc.


CONTINUING DIRECTORS - TERM EXPIRING 2000

                                                                           BANCORP COMMON STOCK
NAME, AGE, AND                                                              BENEFICIALLY OWNED
YEAR FIRST BECAME               PRINCIPAL OCCUPATION;                       AT FEBRUARY 26, 1999
DIRECTOR (1)                  CERTAIN DIRECTORSHIPS(2)(3)                AMOUNT(4)(5)    % OF CLASS
--------------------         ---------------------------              --------------     -----------

James E. Carrico              President,  Acordia of                      19,466                (6)
Age 57                        Kentucky
Director since 1978

Jack M. Crowner               Owner                                       67,397(20)          1.01%
Age 66                        Jack Crowner & Associates
Director since 1979

Leonard Kaufman               Retired Chairman and Chief                 109,246(22)          1.64%
Age 69                        Chief Executive Officer,
Director since 1964           S.Y. Bancorp, Inc. and Stock
                              Yards Bank & Trust Company(21)

George R. Keller              Founder, Tumbleweed                         17,516(23)            (6)
Age 49                        Mexican Food, Inc.
Director since 1991

Bruce P. Madison              Vice President and                          27,937(24)            (6)
Age 48                        Treasurer, Plumbers
Director since 1989           Supply Company, Inc.

Notes:

  (1)     Ages listed are as of December 31, 1998.

  (2) Except as otherwise noted, each director and nominee has been engaged in his or her principal occupation for five years or more.

  (3) No director or nominee holds any directorship in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of
          Section 15(d) of such act or any company registered as an investment company under the Investment Company Act of 1940.

  (4) This column includes, in some instances, shares in which members of the nominee's or director's immediate family have a beneficial interest. The column does not, however, include the interest of certain of the listed nominees or directors in shares held by other non-dependent family members in their own right. In each case, the principal disclaims beneficial ownership of any such shares, and declares that the listing in this Proxy Statement should not be construed as an admission that the principal is the beneficial owner of any such securities.

  (5) Includes for each non-employee director except Mr. Tasman, 2,400 shares subject to currently exercisable stock options issued under Bancorp's stock option plan. Includes for Mr. Tasman, 800 shares subject to currently exercisable stock options.

  (6)     Less than one percent (1%) of outstanding Bancorp Common Stock.

  (7) Includes 21,016 shares owned by Mr. Edinger's wife and 63,872 shares owned by a family partnership for which Mr. Edinger shares voting control and derives 1% economic benefit.

  (8) Mr. Heintzman was appointed President of Bancorp and the Bank in January, 1993. Prior thereto, he was Treasurer of Bancorp and Executive Vice President of the Bank.

  (9) Includes 37,720 shares subject to currently exercisable stock options issued under Bancorp's Stock Option plans, 2,842 shares owned by Mr. Heintzman's wife, 1,784 shares held by Mr. Heintzman as custodian for his minor daughter, and 4,527 shares held in Mr. Heintzman's ESOP and 401(k) account at December 31, 1998.

 (10) Mr. Tasman was elected as a director of Bancorp and the Bank at the meetings of the respective Boards of Directors held on January 10, 1995. Mr. Tasman was re-elected to the Board at the April, 1995 Annual Meeting.

 (11) Includes 92,000 shares owned by Mr. Tasman's mother for which Mr. Tasman shares voting control but from which he derives no economic benefit. Includes 24,904 shares held jointly by Mr. Tasman and his wife, and 2,224 shares held as custodian for his minor son.

 (12) Ms. Thompson was elected as a director of Bancorp and the Bank at the meetings of the respective Boards of Directors held in January, 1994. Ms. Thompson was re-elected to the Board at the April, 1994 Annual Meeting.

 (13) Ms. Thompson joined the Bank in June, 1992 as Senior Vice President and Manager of the Trust Division. Prior thereto, she was a Vice President of PNC Bank Kentucky's Trust Division.

 (14) Includes 28,800 shares subject to currently exercisable stock options issued under Bancorp's Stock Option Plans and 1,348 shares held in Ms. Thompson's ESOP account at December 31, 1998.

 (15) Mr. Brooks was appointed Chairman and Chief Executive Officer of Bancorp and the Bank in January, 1993. Prior thereto he was President of Bancorp and the Bank.

 (16) Includes 52,240 shares subject to currently exercisable stock options issued under Bancorp's Stock Option Plans, 2,620 shares held by Mr. Brooks as custodian for his son, 23,128 shares owned by Mr. Brooks's wife, and 6,987 shares held in Mr. Brooks's ESOP and 401(k) accounts at December 31, 1998.

 (17) Includes 39,232 shares held by Mr. Fischer as trustee under an irrevocable trust established by his father.

 (18) Dr. Gall was elected as a director of Bancorp and the Bank at the meetings of the respective Boards of Directors held on January 11, 1994. Dr. Gall was re-elected to the Board at the April, 1994 Annual Meeting.

 (19)     Includes 43,884 shares owned by Mr. Meyer's wife.

 (20)     Includes 40,268 shares owned by Mr. Crowner's wife.

 (21) Prior to his retirement in January, 1993, Mr. Kaufman was Chairman and Chief Executive Officer of Bancorp and the Bank.

 (22) Includes 51,860 shares owned by Mr. Kaufman's wife, and 156 shares jointly owned by Mr. Kaufman and his wife.

 (23)     Includes 2,332 shares jointly owned by Mr. Keller and his wife.

 (24) Includes 9,704 shares jointly owned by Mr. Madison and his wife, 804 shares owned by Mr. Madison's wife, and 14,267 shares held by Mrs. Madison as custodian for their minor children.

Messrs. David H. Brooks and David P. Heintzman and Ms. Thompson are among Bancorp's executive officers and the above tabulation also includes other information with respect to them. Bancorp's executive officers serve at the pleasure of Bancorp's Board of Directors and there are no arrangements or understandings regarding their selection or appointment as officers of Bancorp.

                         MEETINGS AND COMMITTEES OF THE BOARD
BOARD MEETINGS

     During 1998, the Board of Directors of Bancorp held a total of eight regularly scheduled and special meetings.

     All directors of Bancorp are also directors of the Bank. During 1998, the Bank's Board of Directors held a total of thirteen regularly scheduled and special meetings.

     All incumbent directors attended at least 75% of the aggregate number of meetings of the Board and the committees of which they were members.

COMMITTEES OF BANCORP

     Bancorp has a standing Audit Committee and Compensation Committee of the Board of Directors.

     Bancorp's Board of Directors considers matters relating to the selection and nomination of directors, but there is no standing nominating committee of the Board of Directors. There are no formal procedures whereby a security holder may recommend nominees to the Board of Directors.

     AUDIT COMMITTEE. The Audit Committee consists of four members of Bancorp's Board of Directors: James E. Carrico, Charles R. Edinger, III, Bertrand A. Trompeter, and Henry A. Meyer. The committee held four meetings in 1998. The committee reviews with Bancorp's independent auditors the results of the audit engagement, other services performed by the auditors, and the audit fees.
Review of internal audit officer's detailed audit plans and reports, regulatory compliance officer's plans and reports and internal accounting controls are part of the function of the committee.

     COMPENSATION COMMITTEE. The Compensation Committee consists of four members of Bancorp's Board of Directors. The committee considers matters relating to the salary and other compensation of officers of the Bank and Bancorp. The members of the committee are James E. Carrico, Jack M. Crowner, Bruce P. Madison and Henry A. Meyer. The committee meets at least annually and held four meetings in 1998.

              SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Bancorp's directors, certain officers and persons who own more than 10% of the outstanding Bancorp Common Stock, to file with the Securities and Exchange Commission reports of changes in ownership of Bancorp Common Stock held by such persons. Officers, directors and greater than 10% shareholders are also required to furnish Bancorp with copies of all forms they file under this regulation. Mr. Tasman, director of Bancorp, failed to file timely four such reports, covering seven transactions in 1998. Mr. Edinger, director of Bancorp, failed to file timely one such report covering one transaction in 1998. To Bancorp's knowledge, based solely on a review of the copies of such reports furnished to Bancorp and representations that no other reports were required, all Section 16(a) filing requirements applicable to all other of its officers and directors were complied with during 1998.

             REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee is made up of four members of the Board of Directors who are not, nor have they been, employees of Bancorp or the Bank.

     It is the philosophy of the Committee to ensure the compensation of Bancorp's executive officers is adequate to attract and retain talented individuals with proven abilities to lead Bancorp and the Bank so growth and profitability are realized while maintaining stability and capital strength.

     Corporate profitability and shareholder value are important performance measurements; however, executive officer base compensation is not directly related to either. Compensation levels are determined by a number of factors including comparisons with companies of similar size and complexity. While executive base compensation is not quantitatively related to Bancorp's or the Banks financial performance, there is a qualitative relationship between performance and executive officer compensation. The salary increases noted in the Summary Compensation Table under the heading "COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS," were made in light of Bancorp's and the Bank's market and earnings growth and other favorable factors. Salaries are based on individual performance contributions within a competitive salary range for each position. Pay levels are competitive within a range the Committee considers to be reasonable and necessary.

     BASE SALARY. The salaries of the executive officers are determined substantially as described above with additional considerations. Factors affecting and considerations made for the Chief Executive Officer's salary are substantially the same as those for other executive officers. A range of salaries is determined by gathering information regarding salaries at similarly sized banks and other businesses. This information is obtained from industry publications such as SNL EXECUTIVE COMPENSATION REVIEW for banks. The Committee considers the executive's leadership skills and managerial results. Among these considerations are consolidated financial performance and condition, growth of the Bank, regulators' conclusions, community involvement, the executive's ability to choose and lead his/her respective management teams and the recommendation of the Chief Executive Officer. Objective, subjective, quantitative and qualitative measures are used. The Committee reaches a conclusion as to an appropriate salary and presents it to the Board of Directors for discussion and approval. While peer group comparisons of salaries include companies which are also included in the indices used for the shareholder return performance graph on page 14 there is no direct correlation between the companies used in CEO compensation and companies included in that graph.

     ANNUAL INCENTIVE COMPENSATION. The objective of the Management Incentive Plan is to deliver competitive levels of compensation for the attainment of annual financial objectives and operating results. The Committee believes these to be primary drivers of stock price performance over time. The annual determination as to whether incentives will be paid is based upon the achievement of certain set goals for earnings growth, return on average assets and return on average equity. The Committee feels that in a time of significant expansion, there is potential for strong earnings growth as long as the process
is managed with adequate focus on cost control.   Therefore, the Committee
established a tiered incentive program based upon the achievement of net income goals.

     For the CEO and President, the formula requires a 10% increase in Bancorp's corporate earnings per share, over the prior year. The maximum available and actual payment for 1998 was 40% of base pay for attaining a 25% increase in earnings per share. The incentive determination for Phillip Smith and Nancy Davis was at a reduced percentage of the aforementioned formula. For Kathy Thompson the formula was based on the Trust Department's income exceeding the
prior year by a minimum of 20%.   The maximum payment available to Ms. Thompson
of 40% of base pay required a 45% increase in departmental income over the prior year. The maximum payment was made based on 1998 departmental results.

     LONG TERM INCENTIVES. The Committee also believes the best interests of share holders to be served by providing those persons having responsibility for the management and growth of Bancorp and the Bank with an opportunity to increase their ownership of Bancorp Common Stock. Executive officers are granted options, from time to time, giving them the right to purchase Bancorp Common Stock at a specified price in the future. The number of stock options granted is based upon individual performance contributions and comparative practices. See the discussion under "COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS-Stock Incentive Plan" page 11.

     In summary, the Committee believes the total compensation program for Bancorp's executive officers is competitive with programs offered by similar institutions, and executive compensation is appropriate to further the goals and objectives of Bancorp and the Bank.


                            COMPENSATION COMMITTEE
                     James E. Carrico     Jack M. Crowner
                     Bruce P. Madison     Henry A. Meyer

                   COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

     The following table shows the compensation paid by the Bank for the three years ended December 31, 1998, for services in all capacities to executive officers of Bancorp.


                                     Summary Compensation Table
                                     --------------------------                    Long Term
                                                Annual Compensation               Compensation
                                     -----------------------------------------    ------------
Name and                                                           Other           Securities
Principal                                                          Annual          Underlying        All Other
Position                 Year         Salary       Bonus(1)    Compensation(2)     Options(4)      Compensation(3)
----------              -------      ---------     --------    ---------------     -----------    ----------------
David H. Brooks          1998        $225,000       $90,000           -              2,000            $35,106
Chairman and Chief       1997         195,000        78,000           -              4,000             37,457
Executive Officer        1996         185,000        55,000           -                  -             35,232

David P. Heintzman       1998         190,000        76,000           -              2,000             34,744
President                1997         159,000        63,600           -              4,000             36,200
                         1996         150,000        45,000           -                  -             34,019

Kathy C. Thompson        1998         140,000        56,000           -              2,000             32,327
Executive Vice           1997         108,000        30,000           -              2,000             28,894
President and            1996         100,000        20,000           -                  -             26,839
Secretary

Phillip S. Smith         1998          95,000        24,000           -              2,000             16,512
Executive Vice           1997          82,000        16,000           -              2,000             14,477
President                1996          74,000        13,000           -                  -             13,041

Nancy B. Davis           1998          85,000        17,000           -              2,000             14,424
Executive Vice           1997          73,500        15,000           -              2,000             12,643
President, Treasurer     1996          70,000        10,000           -                  -             12,137
and Chief Financial
Officer

     Notes:

(1) Incentive compensation plan is described in "REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION," page 9.

(2) The aggregate amount of all perquisites and other personal benefits received by the individuals listed in the above table did not exceed 10 percent of the total annual salary reported for the respective executive officer.

(3) Includes director compensation (See "COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS-Director Compensation") and contributions by the Bank to the Bank's defined contribution plans (money purchase, deferred income (401(k)) profit sharing and employee stock ownership plans) as set forth below.
     Also includes various payments, primarily life insurance policy premiums. The officers families are the beneficiaries of these policies.


                               Mr. Brooks     Mr. Heintzman    Ms. Thompson     Mr. Smith       Ms. Davis
                               ----------     -------------    ------------     ---------       ---------
Director compensation            $  7,200         $ 7,800       $  7,200         $    -           $    -
Contribution to money
     purchase plan                 15,695          15,695         12,959          7,474            6,277
Contribution to 401(k) plan         5,552           5,552          7,144          5,572            4,986
Contribution to ESOP                3,200           3,200          2,753          1,857            1,662
Other                               3,459           2,497          2,271          1,609            1,499

(4)  Adjusted for effect of February, 1999 2-for-1 stock split.

STOCK INCENTIVE PLAN

     Bancorp has a stock option plan under which options may be granted to
officers, other key employees of the Bank, and non-employee directors.   Key
employees are those persons who, in the judgement of the Compensation
Committee, are  mainly  responsible  for the success  of the Bank.    Options
under this plan are granted at the fair market value of Bancorp's Common Stock at the time of the grant.

OPTIONS GRANTED IN LAST FISCAL YEAR

     The following table summarizes options granted during fiscal 1998 to the executive officers named in the Summary Compensation Table, and the value of the options held by such persons at the end of 1998. Share and per share information has been adjusted for effect of February, 1999 2-for-1 stock split.


                                                                                       Potential Realizable
                                                                                      Value at Assumed Annual
                         Number of        % of                                        Rates of Stock Price
                         Securities       Total                                         Appreciation for
                         Underlying      Options     Exercise                             Option Term(3)
                          Options        Granted      Price          Expiration     ---------------------------
Name                      Granted        in 1998     Per Share          Date               5%           10%
------                   ----------      -------     ----------      -----------     ----------    ------------
David H. Brooks           2,000(1)         4.55%       $20.50         1/7/2008       $   29,872    $    75,703

David P. Heintzman        2,000(1)         4.55%        20.50         1/7/2008           29,872         75,703

Kathy C. Thompson         2,000(1)         4.55%        20.50         1/7/2008           29,872         75,703

Phillip S. Smith          2,000(2)         4.55%        20.50         1/7/2008           29,872         75,703

Nancy B. Davis            2,000(1)         4.55%        20.50         1/7/2008           29,872         75,703

All Shareholders      6,606,802(3)          n/a          n/a             n/a        $98,681,000   $250,077,000

 (1) These options were granted in January, 1998 and became exercisable six months following the grant date.

 (2) These options were granted in January, 1998 and become exercisable in 20% increments over five years beginning one year after grant date.

 (3) All shareholders are shown for comparison purposes only. The potential realizable value to all shareholders is the aggregate net gain for all shareholders, assuming a hypothetical ten-year option granted at $23.75 per share in January, 1998, if the price of Bancorp stock increases at the assumed annual rates shown in the table. There can be no assurance that Bancorp's Stock will perform at the assumed annual rates shown in the table. Bancorp neither makes or endorses any prediction as to future stock performance. The potential realizable value of stock price appreciation for the option term for all executive officers of Bancorp at 5% is $149,360 and at 10% is $378,515, which represents .15% of the total potential realizable value for all shareholders at 5% and 10%.

     The following table shows, as to the individuals included in the Summary Compensation Table, information as to aggregate options exercised in 1998 and December 31, 1998 year end option values.


           AGGREGATED OPTIONS EXERCISED IN 1998 AND 1998 YEAR END OPTION VALUES


                                               NUMBER OF SECURITIES
                                              UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                     SHARES                        OPTIONS AT                 IN THE MONEY OPTIONS AT
                    ACQUIRED                   DECEMBER  31, 1998(1)            DECEMBER  31, 1998
                       ON         VALUE      -----------  -------------   -----------      -------------
  NAME             EXERCISE(1)   REALIZED    Exercisable  Unexercisable   Exercisable      Unexercisable
------             -----------   --------    -----------  -------------   -----------      -------------
David H. Brooks          -       $      -        44,808       12,872        $ 783,202      $ 214,040
David P. Heintzman    5,808       141,105        30,288       12,872          450,861        214,040
Kathy C. Thompson        -              -        23,040        9,760          345,000        162,500
Phillip S. Smith         -              -        19,440       13,360          323,700        183,800
Nancy B. Davis           -              -        18,240        6,560          265,800        109,700

(1)  Adjusted for the effect of February, 1999 2-for-1 stock split.

SENIOR OFFICER SECURITY PLAN

     The Bank has established a Senior Officer Security Plan (the "Security Plan") for a select group of management and highly compensated officers who contribute materially to the continued growth, development and future business success of the Bank. Life insurance owned and paid for by the Bank has been purchased on each covered officer. The Security Plan is designed so that if the assumptions made as to mortality experience, policy dividends and other factors are realized, the Bank will recover both the cost of benefits and after tax costs of the plan. The amount of benefits to be received under the Security Plan was determined by projecting each participant's current salary amount to that at his/her retirement date. His/her expected social security benefits and expected benefits under the defined contribution plans were also estimated. The Security Plan supplemental retirement benefit amount was determined to be the amount necessary to bring total retirement payments to an approximate 75% of his/her projected salary at retirement age.

     Under the Security Plan, the following individuals listed in the Summary Compensation Table at page 10 will receive the following annual supplemental retirement benefits at their normal retirement age of 65:


              David H  Brooks           $84,000 each year for 15 years
              David P. Heintzman        $136,500 each year for 15 years
              Kathy C. Thompson         $82,000 each year for 15 years

     In addition, there are pre-retirement death and disability benefits provided by the Security Plan.

 SENIOR EXECUTIVE SEVERANCE AGREEMENT

     The Bank has established a Senior Executive Severance Agreement (the "Severance Agreement") for certain Executive Officers of the Bank. Bancorp and the Bank have concluded it to be in the best interests of Bancorp, its Shareholders and the Bank to take reasonable steps to help assure key executives of the Bank that they will be treated fairly in the event of a tender offer or takeover bid, or an actual Change in Control. It is important, should Bancorp receive take over or acquisition proposals from third parties, that Bancorp be able to call upon the key executives of the Bank for their advice and assessment of whether such proposals are in the best interests of shareholders, free of the influences of their personal employment situations. This severance agreement was not entered into because of any belief by management that a Change in Control of Bancorp was imminent.

     The Severance Agreement provides that, in the event (1) an executive is forced to resign following a Change in Control of Bancorp or (2) an executive voluntarily terminates employment with the Bank for up to three years following a Change in Control, the Bank will pay the executive a severance payment equal to 299 percent of the executive's annual salary. Should voluntary termination occur between 24 and 36 months following the Change in Control, the executive will receive only 2/3 of the severance payment. Furthermore, if the executive is 58 years old or more at the date of the severance payment, the amount of the payment is reduced. As the executive approaches retirement age of 65 years, the severance payment decreases proportionately to zero at age 65. The severance agreement also provides that the Bank pay legal fees and expenses incurred in contesting any termination or enforcing the severance agreement.

     In the event of receipt of severance payments by an executive officer, the executive officer, for a period of eighteen months will not solicit customers of the Bank, divert from the Bank any customer of the Bank or solicit for employment any employee of the Bank.

DIRECTOR COMPENSATION

     Directors of Bancorp receive no compensation for attendance at regular or special meetings of the board if the meetings are held immediately before or after a regular or special meeting of the Board of Directors of the Bank. However, Bancorp's directors are paid $700 for each meeting of Bancorp's Board of Directors attended if the meeting is not held immediately before or after a meeting of the Board of Directors of the Bank. Bancorp's directors, who are also directors of the Bank, are paid $700 for each Bank board meeting attended. Non-employee directors receive an annual retainer of $2,400.

     Non-employee directors of Bancorp and the Bank who are members of the various committees of the Board of Directors are also paid the following fees:
$200 per meeting attended of Bancorp's Audit Committee and the Bank's Compensation, Loan and Trust Committees.

     Non-employee directors receive a one time grant of options to purchase 4,000 shares of Bancorp Common Stock. These options are granted at the fair market value of Bancorp Common Stock at the time of the grant.

SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following performance graph compares the performance of Bancorp Common Stock to the SNL AMEX Bank index, SNL Midwest Bank index, NASDAQ U.S. index and to the NASDAQ Banking index for Bancorp's last five fiscal years. In December, 1997, Bancorp stock began trading on the American Stock Exchange. Accordingly, the indices in the performance graph have been changed for 1998. Also included for comparative purposes are the indices used In the 1997 performance graph. The graph assumes the value of the investment in Bancorp Common Stock and in each index was $100 at December 31, 1993, and that all dividends were reinvested.












                            1993        1994         1995         1996       1997          1998
                          --------    --------     --------     --------    ------       --------
S.Y. Bancorp, Inc.        $ 100.00    $ 114.28     $ 164.32     $ 232.35    $ 340.86      $ 390.12
SNL AMEX Bank Index         100.00      108.21       159.05       205.64      350.99        365.04
SNL Midwest Bank Index      100.00       96.65       142.82       194.30      315.04        335.09
NASDAQ Bank Index           100.00       99.64       148.38       195.91      328.02        324.90
NASDAQ - Total U.S. Index   100.00       97.75       138.26       170.01      208.58        293.21

                      TRANSACTIONS WITH MANAGEMENT AND OTHERS

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain directors and officers of Bancorp and the Bank and their associates, as well as with corporations or organizations with which they are connected as directors, officers, shareholders or partners, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons. In the opinion of management of Bancorp and the Bank, such transactions do not involve more than the normal risk of collectibility or present other unfavorable features.

     At December 31, 1998, loans to directors and officers of Bancorp and the Bank and their associates totaled $5,215,000, equaling 11.9% of the Bancorp's consolidated stockholders' equity.

     During 1998, Bancorp and the Bank purchased property damage and other insurance through Acordia of Louisville, a general insurance agency, for which net premiums aggregating $340,000 were paid to Acordia of Louisville. Net commissions earned by Acordia of Louisville on account of such insurance totaled $27,000 in 1998. Included in the above premiums and commissions are three-year policy premiums for the Bank and Bancorp's primary insurance policies. Mr. James E. Carrico, a director of Bancorp and the Bank, is a shareholder, director and President Acordia of Kentucky.

            ITEM 2. APPROVAL OF AMEMDMENTS TO 1995 STOCK  INCENTIVE PLAN

     At its April, 1995 Annual Meeting, Bancorp's shareholders approved the 1995 Stock Incentive Plan (1995 Plan). The 1995 Plan became effective immediately.

     Under the 1995 Plan 320,000 shares of stock were reserved and available
for issuance.   Grants under the 1995 Plan were made in consideration of
services rendered or to be rendered by officers and key executives of Bancorp or its subsidiary to encourage them to achieve Bancorp's profit, growth and performance objectives through Common Stock ownership. Grants under the 1995 Plan also included stock options to nonemployee directors whereby each nonemployee director who was serving as such following the April 26, 1995 Annual Meeting was granted a nonqualified stock option to purchase 4,000 shares of stock for an exercise price equal to 100% of the fair market value of the stock. All shares reserved at the 1995 Annual Meeting have been granted, and the Board of Directors has recommended that 400,000 shares of Common Stock be reserved and available for issuance under the 1995 Plan.

     The Compensation Committee (a committee of directors none of whom are employees of the Bank or Bancorp) determines the persons to receive awards under the 1995 Plan and the number of shares to be subject to each award. At a January, 1999 meeting the Compensation Committee granted to certain employees options to purchase an aggregate of 33,000 shares of Common
Stock. These grants are subject to shareholder approval of the amendment to the 1995 Plan. Included in this total are options to purchase shares of Common Stock granted to individuals listed in the Executive Compensation Summary Compensation Table as follows.



                                             Total Options             Options Granted
                                             Granted Under              January, 1999
                                           1995 Stock Incentive     Subject to Shareholder
                                         Plan Prior to Amendment            Approval
                                         -----------------------    ----------------------
David H. Brooks                                 43,400                        -
David P. Heintzman                              39,600                    2,200
Kathy C. Thompson                               24,000                    3,200
Phillip S. Smith                                24,000                    2,600
Nancy B. Davis                                  16,000                    2,600
All directors, as a group                       48,000                        -
All executive officers, as a group             147,000                   13,200
All employees, excluding
  executive officers, as a group               125,000                   19,800

     The Board of Directors has also recommended certain changes to the Change in Control provisions of the Plan. The proposed amendment provides, if there is a Change in Control of Bancorp, as defined by the Plan, all outstanding unvested options granted after January 1, 1999 may become immediately exercisable. Under the Plan as amended by the proposal, upon the occurrence of a Change in Control, all unvested options granted after January 1, 1999 and prior to the Change in Control will become immediately exercisable, unless the Change in Control happens within two years of the date of approval of this amendment to the Plan by the shareholders of Bancorp and results from a transaction which is intended to be reflected as a pooling of interests for purposes of accounting, in which event the Board of Directors may revoke the provisions of the Plan regarding acceleration of the right to exercise. In addition, if Bancorp engages in a transaction within two years following adoption of this Plan by the shareholders of Bancorp, which transaction does not constitute a Change in Control but which Bancorp intends to reflect as a pooling of interests for accounting purposes, the Board of Directors may, at any time prior to such transaction, revoke the provisions regarding acceleration of the right to exercise upon a Change in Control, with respect to Options granted as of that time if accounting for such transaction as a pooling of interests would be precluded due to the amendment of the provisions regarding acceleration of the right to exercise. If the Board of Directors exercises the right to revoke the provisions regarding acceleration of the right to exercise, each option previously granted under these amended terms of the Plan will become exercisable in accordance with the schedule provided for at the time of granting of that option.

     Under current provisions of the Plan, in the event of a sale or merger of Bancorp which does not provide for assumption or substitution of awards granted under the 1995 Plan on a basis that is fair and equitable to holders of such awards, the Board of Directors may cancel the awards in exchange for shares of stock the holder would have received had he/she exercised his/her award, or the right to exercise outstanding awards in full before the date as of which the Board unilaterally cancels such awards. In some circumstances the Board may unilaterally cancel the awards after having given advance written notice to the recipients of such awards. Also under current provisions of the Plan, in the event of a Change in Control of Bancorp, the Board may take such actions with respect to any unexercised awards granted under the 1995 Plan as the Board deems appropriate under the circumstances to protect the interest of Bancorp in maintaining the integrity of such awards.

     The proposed amendment to the Change in Control provisions of the 1995 Plan is designed to help provide an incentive to attract and retain capable personnel of a caliber required to ensure the continued success of Bancorp and to avoid impeding a transaction which Bancorp would intend to reflect as a pooling of interests for accounting purposes.

     While the purpose of the proposed amendment to the Change in Control provisions of the Plan is to promote the interests of Bancorp by attracting, maintaining and affording an incentive to key management employees, certain provisions of the amendment may have an anti-takeover effect. In the event of a Change in Control, the ability to exercise all outstanding unvested options granted after January 1, 1999 may be accelerated, as described above. Additionally, in the event of a Change in Control, the Common Stock or other comparable securities of the acquiring entity may be substituted for the Common Stock of Bancorp subject to the Plan and outstanding options granted thereunder.

     The effect of this proposed amendment to the Plan may be to discourage an unsolicited tender offer or other unsolicited takeover bid for Bancorp's Common Stock. The proposed amendment to the Plan may make Bancorp a less attractive takeover target. Additionally, these provisions may encourage persons desiring to take over or control Bancorp to initiate such action through negotiations with the then incumbent Board of Directors and management instead of through a direct offer to the shareholders. The proposed provisions of the Plan could make the accomplishment of a transaction more difficult or more costly even if the transaction is favorable to the interests of the shareholders. However, these provisions of the Plan may also encourage management of Bancorp to focus on the merits and the consummation of the transaction, without being distracted by any potential negative consequences of the transaction on options granted to them under the Plan.

     This amendment to the 1995 Plan is not being proposed in response to any actual or contemplated Change in Control of Bancorp.

     Under the 1995 Plan, stock appreciation rights may be granted either in conjunction with all or part of any stock option granted under the Plan or alone in addition to other awards granted under the Plan.

     The number of shares for which stock options may be granted to any single employee will not be limited by the 1995 Plan, except as may be required with respect to "incentive stock options" within the meaning of the Internal Revenue Code of 1986. The total number of persons who may receive grants under the 1995 Plan is limited to employees who are responsible for or contribute to the management, growth or profitability of the business of Bancorp and its subsidiaries. The participants under the 1995 Plan will be selected, from time to time, by the Compensation Committee. The number of employees currently eligible to receive awards under the 1995 Plan is approximately 25. The 1995 Plan provides for adjustments to reflect any future stock dividends, splits or other relevant capitalization changes.

STOCK OPTIONS

     The stock options to be granted under the 1995 Plan may be either incentive stock options or nonqualified stock options. The terms of any nonqualified stock option, including without limitation the exercise price and period of exercise, will be determined by the Compensation Committee in its sole discretion at the time of grant. Incentive stock options will be exercisable within ten years after the date of the grant. No incentive stock option can be granted at an exercise price of less than 100% of fair market value on the date the stock option is granted. The option price of an option may be paid in cash or, as determined by the Compensation Committee, in shares of Common Stock (valued at fair market value on the date of payment). The Compensation Committee may also (in its discretion) allow an option holder to pay the exercise price (in whole or in part) by electing to have Bancorp withhold shares of Common Stock that would otherwise be issuable as a result of the option exercise. Options will be exercisable on terms to be determined by the Compensation Committee at the time of grant. In the case of incentive stock options, the aggregate fair market value (determined as of the date the stock option is granted) of the stock granted to any option holder (under all plans of Bancorp or any subsidiary) which may become exercisable for the first time in any calendar year may not exceed $100,000, or such other limit as may be imposed under the Internal Revenue Code of 1986. As determined by the Compensation Committee at or after the time of grant, upon exercise of such stock option, any withholding tax required by law may be paid in cash, in shares of Common Stock (valued at fair market value on the date of exercise), including by the withholding of shares otherwise issuable upon exercise, or by a combination of cash and shares of Common Stock.

     Stock options granted under the 1995 Plan are not transferable except by will or the by officers and key employees of Bancorp or its subsidiaries to encourage them to achieve laws of descent and distribution and may be exercised only by the option holder during his or her lifetime. If the employment of an option holder terminates by reason of retirement, the option will expire in three months after the date of termination. In the case of permanent total disability, the option will continue to be exercisable after such a termination of employment, but not beyond the term of the option, to the same extent it could be exercised if the optionee had continued to be employed. If the employment of an option holder is terminated under mutually agreeable circumstances, the Compensation Committee, in its discretion, may grant to the option holder a period of time from the date of termination, but not beyond the term of the option, to exercise the option to the same extent the optionee could if he or she had continued to be employed. If an option holder dies while still employed, the legal representative of the option holder may exercise the option within one year of the date of the holder's death, but not beyond the term of the option, to the same extent the optionee could if he or she had continued to be employed. If the termination of employment of an option holder occurs after a Change in Control and is for reasons other than retirement, death, disability or cause, that individual may exercise the option during the six months following termination to the extent he/she had the right to exercise such option at the date of his/her termination.

STOCK APPRECIATION RIGHTS

     The stock appreciation rights to be granted under the 1995 Plan may be granted either in conjunction with all or part of any stock option granted under the Plan (a related stock appreciation right) or alone (a free standing stock appreciation right) and, in either case, in addition to other awards granted under this Plan. The term of a related stock appreciation right will be the same as the related stock option. The term of a freestanding stock appreciation right will be fixed by the Compensation Committee, but will be no more than ten years after the date such right is granted.

     Stock appreciation rights will be transferable only when and to the extent that a stock option would be transferable. In the event of termination of employment of an employee holding a related stock appreciation right, such right would be exercisable to the same extent that the related stock option is exercisable after such termination. In the event of termination of employment of the holder of a freestanding stock appreciation right, such right would be exercisable to the same extent that a stock option with the same terms and conditions as such freestanding stock appreciation right would have been exercisable in the event of termination of employment of the holder of such stock option.

DISCONTINUANCE AND AMENDMENT

     The Board of Directors may amend, suspend or terminate the 1995 Plan at any time without restriction. No amendment may, without shareholder approval (to the extent required), increase the total number of shares which may be issued under the 1995 Plan (other than in the case of adjustments to reflect future stock dividends or other relevant capitalization changes), or change the class of employees eligible to participate in the 1995 Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal federal income tax consequences of transactions under the 1995 Plan based on current federal income tax laws. This summary is not Intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. Accordingly, a participant should consult a tax advisor with respect to the tax aspects of the 1995 Plan.

     NONQUALIFIED STOCK OPTIONS. In general, (I) an optionee will not be subject to tax at the time a nonqualified stock option is granted, and (II) an optionee will include in ordinary income in the taxable year in which he or she exercises a nonqualified stock option an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon disposition of the Common Stock acquired upon exercise, appreciation or depreciation after the date ordinary income is recognized will be treated as capital gain (or loss). Bancorp generally will be entitled to a deduction in an amount equal to a recipient's ordinary income in Bancorp's taxable year in which the optionee includes such amount in income or, under certain circumstances, a later taxable year.

     INCENTIVE STOCK OPTIONS. No taxable income will be realized by an option holder upon the grant or exercise of an incentive stock option. If shares are issued to an option holder pursuant to the exercise of an incentive stock option granted under the 1995 Plan and if no disqualifying disposition of such shares is made by such option holder within two years after the date of grant or within one year after the receipt of such shares by such option holder, then (i) upon a sale of such shares, any amount realized in excess of the exercise price of the incentive stock option will be taxed to such option holder as a long-term capital gain and any loss sustained will be a long-term capital loss and (ii) no deduction will be allowed to Bancorp. However, if shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, generally (i) the option holder will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price thereof, and (ii) Bancorp will be entitled to deduct such amount. Any additional gain or loss recognized by the option holder will be taxed as a short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by Bancorp. If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, the stock option will have the same tax consequences as a nonqualified stock option.

     STOCK APPRECIATION RIGHTS. No income will be realized by a recipient in connection with the grant of any stock appreciation right. The recipient must include in ordinary income the amount of cash received upon the exercise of a stock appreciation right. If the recipient receives shares of Common Stock upon the exercise of a stock appreciation right, the recipient will incur taxable income to the extent of the aggregate amount of appreciation in the value of the underlying shares of Common Stock at the time of exercise over the exercise price. Bancorp will be entitled to a deduction equal to the amount included in such participant's income by reason of the exercise of any stock appreciation right.

VOTE REQUIRED

     Approval of these amendments to the 1995 Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Bancorp's Common Stock present or represented at the Annual Meeting and entitled to vote on the proposal. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THESE AMENDMENTS TO THE 1995 PLAN.

               INFORMATION CONCERNING INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG LLP has been engaged to audit the consolidated financial statements of Bancorp for the past eight years. Management intends to recommend that KPMG LLP be engaged to perform the independent audit of Bancorp's consolidated financial statements for the year ending December 31, 1999, and it is anticipated that such recommendation will be followed by Bancorp's Board of Directors.

     Representatives of KPMG LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                        SUBMISSION OF SHAREHOLDER PROPOSALS

     Any proposals by shareholders intended to be presented at Bancorp's 2000 Annual Meeting of shareholders must be received by Bancorp at its principal executive offices by November 17, 1999, to be included in Bancorp's Proxy Statement and form of proxy for the 2000 Annual Meeting. The Board of Directors will decide, subject to the rules of the Securities and Exchange Commission, whether such proposals are appropriate for inclusion in the proxy statement and form of proxy.

     In addition, Bancorp's Bylaws impose certain advance notice requirements on a shareholder nominating a director or submitting a proposal to an Annual Meeting. Such notice must be submitted to the secretary of Bancorp no earlier than 90, nor later than 60, days before an Annual Meeting, and must contain the information prescribed by the Bylaws, copies of which are available from the secretary. These requirements apply even if the shareholder does not desire to have his or her nomination or proposal included in Bancorp's proxy statement.


                                    OTHER MATTERS

     The officers and directors of Bancorp do not know of any matters to be presented for shareholder approval at the Annual Meeting other than those described in this Proxy Statement. If any other matters should come before the Annual Meeting, the Board of Directors intends that the persons named in the enclosed form of proxy, or their substitutes, will vote such proxy in accordance with their best judgment on such matters.


                                            By Order Of The Board Of Directors


                                            /s/ David H. Brooks

                                            David H. Brooks
                                            Chairman and Chief Executive Officer
                                            S.Y. Bancorp, Inc.

Louisville, Kentucky
March 17, 1999

                                                                           ----
                                                                               |

/X/ PLEASE MARK VOTES              REVOCABLE PROXY
    AS IN THIS EXAMPLE             S.Y. BANCORP, INC.

                             ANNUAL MEETING OF SHAREHOLDERS
                                      APRIL 20, 1999

     This undersigned hereby appoints David H. Brooks and David P. Heintzman, or either of them, attorneys with power of substitution and revocation to each, to vote any and all shares of Common Stock of S.Y. Bancorp, Inc. ("Bancorp") held of record by the undersigned, in the name and as the proxy of the undersigned, at the Annual Meeting of shareholders of Bancorp (the "Annual Meeting") to be held at Stock Yards Bank & Trust Company's Exchange Building dining room, 1048 East Main Street, Louisville, Kentucky, 40206 on April 20, 1999 at 10:00 a.m., Eastern Time, or any adjournment thereof, hereby revoking any prior proxies to vote said stock, upon the following proposals more fully described in the Notice of and Proxy statement for the meeting (receipt of which is hereby acknowledged):







          Please be sure to sign and date            -------------------------
            this Proxy in the box below              |Date                    |
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|                                                                             |
|                                                                             |
---- Shareholder sign above -------- Co-holder (if any) sign above ------------



1. A proposal to approve the action of the Board of Directors fixing the number of directors at fifteen (15) and electing at the Annual Meeting four
   (4) directors.
                                         For        Against     Abstain
                                        /  /         /  /        /  /

2. ELECTION OF DIRECTORS. To elect four (4) nominees as directors listed below (except as marked to the contrary below).

                                         For        Against     Abstain
                                        /  /         /  /        /  /

   Nominees are:
   CHARLES R. EDINGER, III, DAVID P. HEINTZMAN, NORMAN TASMAN AND KATHY C. THOMPSON

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK "EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

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                                                           For  Against  Abstain
3. APPROVAL OF AMENDMENTS TO 1995 STOCK INCENTIVE PLAN.    /  /   /  /    /  /
   To approve proposed amendments to the 1995 Stock Incentive Plan to reserve an additional 400,000 shares of Common Stock for issuance under the Plan and to change certain provisions of the Plan relating to change in control.

4. OTHER BUSINESS. To consider and act upon such other matters as may properly be brought before the Annual Meeting or any adjournment thereof.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSALS.

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
+                                                                            +

   DETACHED ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                             S.Y. BANCORP, INC.
------------------------------------------------------------------------------
  THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THE PROXY IN THEIR BEST JUDGMENT, AT THE PRESENT TIME. THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

  Should the above signed be present and elect to vote at the Annual Meeting of Shareholders or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
  The above signed acknowledges receipt from the Corporation, prior to the execution of this proxy, of the Notice of the Annual Meeting of Shareholders, a proxy statement for the Annual Meeting of Shareholders, and an Annual Report to Shareholders.
  Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required but each holder should sign, if possible.
                            PLEASE ACT PROMPTLY
                  SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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